Other Information (Details Narrative) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Other Information
Lease-related expenses	€ 597	€ 516	€ 237
Lease agreement, description	The agreed purchase price can then be paid immediately in full or over a period of another 24 months. If payment is made for a further 24 months, the contracts are accounted for as financing leases.
Operating lease-related revenue	€ 94	0	0
Finance leases	€ 240	€ 0	€ 0